Listing Report:Supplement No. 109 dated Nov 24, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 284126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	17	Length of status:	11y 2m
Amount delinquent:	$4,380	Revolving credit balance:	$1,262	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jdbok	Borrower's state:	NewYork	Borrower's group:	eBay Sellers Helping Others
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,400.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008) 740-759 (Aug-2007)
Principal balance:	$337.24	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
eBay inventory opportunity
I'm an eBay seller since 1998. http://stores.eBay.com/jdbok
I got a 2007 Prosper loan to purchase used cashmere sweaters, this turned into a recurring opportunity!
I'm obligated to buy damaged with the good so have made a line of recycled cashmere baby blankets? www.blanketyblankblank.com several boutiques are consigning blankets and several stores are?considering?samples and they are selling via etsy/ebay.??
I need Funds to
purchase cashmere on a regular by monthly schedule through winter $4000??

I'm confident I will profit, the cashmere I've been selling from the new source has?helped profits considerably already in a very bad year for business and my busy season is just starting. I need to be able to develop the recycled production to increase my profits in line with this new source for materials--right now the damaged cashmere that I buy is breaking even--not enough to generate purchasing more on the schedule the source requires of me.
financial situation:
My debt history is very old--?a student loan and credit card being paid with reasonable terms.
The public record is aand a very old hospital bill that went to judgment.
I now am financially stable with health ins.
I am paying my 1st prosper loan on schedule, please bid with confidence. Although my credit history has problems, they are from the past and I am doing well now --I just need a boost that a small business loan can provide to get me to the next level.
Monthly net income: $ 3,000
expenses:
Housing: $ 700
Car: $ 60??
Utilities: $ 75??
Insurance: $200??
Phone, cable, internet: $ 150??
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1989	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	84	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$306,744	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Ferncove	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation
My financial situation:
I am a good candidate for this loan because I have a long,?established credit history and excellent credit scores. I am a sophisticated financial/legal professional (graduate degrees in law, finance and tax accounting) and entrepreneur?and I always engage in responsible money management practices.? I currently work for a?global high-technology company in?the Seattle area?and plan to repay this loan?early when my restricted stock compensation vests and I receive my annual bonus, which will be significant.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,095	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Queentiffany	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 93% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 7% )	760-779 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off debt
Purpose of loan:
This loan will be used to pay off? debt.?

My financial situation:
I am a good candidate for this loan because I pay all my bills on time.? I am very responsible and I do realize how important it is to keep a good credit score.? I have been in business for 12 years and I do know that credit is the key to my success.? I do own rental property and acquire some of my income from that.? The other part of my income comes from my construction business.? I do small commercial and residential building. ? As you know construction has come to an end in many parts of the country.? I also work in a retail business on the side to help compensate for this economy.? I still make all my payments on time.?? My credit?score shows that I do pay on time. My credit had some errors due to the financial institution. It has recently been removed and taken care of therefore my credit score has been updated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,827	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	damesbond	Borrower's state:	California	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-779 (Jun-2008) 800-819 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Grow Business
Purpose of loan:
Is to grow my business, I?manufacturer and sell?supplements and vitmains online as well as other health products

My financial situation:
Income
I have a full time job making over $6,000 a month
I have a business making $2,000 a month
prosper loans paying back over $700 a month(I have over $11,000 in prosper loans earning me an average of 19% return)
total income $8,700 a month

Bills
Mortgage $1,600 a month
Living expenses $1,000 a month
Insurances $300 a month
total bills $2,900

extra left over $5,800

I have 6 months of income saved in personal bank account for any emergency's as well as have over $50,000 in mutal so I?will have no problem making the payments on this loan

The DQs are from 7 years ago, I was young and didnt know how how to use credit. The past 5 years I have used credit to build wealth. Inquires are from when I bought my condo a few years aqgo. Inquireis are from car leases which are business write offs, I used lending tree which i did not know gave permission to all lenders to run my credit. My Debt to Income ratio is mostly from my business, unless you are a fortune 500 company lenders require a personal gurantee, Supplement and Vitamin Business and Network Engineer are my Income sources
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.64%	Starting borrower rate/APR:	22.64% / 24.91%	Starting monthly payment:	$481.53

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1969	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$75,819	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	flexible-bid5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business inventory expansion
Purpose of loan:
This loan will be used to expand?our current?inventory and add a menswear department to an established designer boutique.? Some of the money will also be?used?to properly promote and market the addition of menswear.??The?store is?located in a?vibrant growing?mid-size?western city and have an established customer base.? We have identified an additional need in the market and?have spent the last 6 months testing the?new lines and have had overwhelmingly positive response.

Our sales have been steadily increasing for the last?6 months after a?downturn following the national economic situation.? Our sales are up 53% over the previous year same month sales figures.? Because of the downward sales figures in national retail numbers?for the last 18 month period, traditional lending sources have not been eager to lend to us.? We have?always used cash or AMEX to purchase inventory and have started to do that with our?menswear, but feel that a more?long term debt solution will work better for us in this instance.??????

We've become widely known in our market for our?amazing designer clothing?that?can not be purchased anywhere else in the city.? We have been very conservative?and careful with our?actions and we feel that this is the time?for us to take advantage of a large need in our market.? We are excited about the?new energy it seems to be bringing to the store and it has been?steadily increasing average transaction size?and our customer pool.????

My financial situation:
I am a good candidate for this loan because our business is solid, established and profitable.? The business has solid assets and no long term debt.? We currently have $140,000(retail value)?in inventory with no debt against it.? The business pays its bills, and my personal?credit?history is?solid as well. I do have a couple large credit lines showing on my credit report that I believe are affecting my prosper rating.? At the time of my last statement, I had a large AMEX bill that has since been paid down.? We go through large amounts of money gearing up for holiday shopping season, and that caused us to have a balance of $40,000 on our statement at one time.? The balance on that card this month is closer to $10000.?

Personally, I sold another business last year?on terms, and?that will mature in 6 months and I will be paying off my home at?that time.? That?will improve my debt ratio tremendously.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,550.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.90%	Starting borrower rate/APR:	22.90% / 25.18%	Starting monthly payment:	$253.21

Auction yield range:	17.29% - 21.90%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1992	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	5y 1m
Amount delinquent:	$134	Revolving credit balance:	$7,043	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	motivatedone	Borrower's state:	Georgia	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	640-659 (Latest)
Principal borrowed:	$4,550.00	< mo. late:	1 ( 4% )	620-639 (Jun-2007)
Principal balance:	$1,216.43	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off debt
Hello and thank you for viewing my listing.I am a single female who is gainfully employed.I work as a respiratory therapist and have been for 9 years now.I am a hard working person that works two jobs.I am determined to take back control of my life instead of letting the cash advance companies take it over.Unfortunately, since I got myself into these payday loans, I need help getting out of them.I would use the prosper loan to pay off the following:
Citi financial$4600
Cash force$700
First premier$250
car repair $1000
Total amount to be paid off= $6550
My current monthly income is $2400..Here?s my monthly budget with prosper loan in place:
Housing $1200
Electric60
Water80
Gas40
Phone70
Gas for car 100
Grocery100
Credit cards 150
Car insurance 125
Prosper175
total monthly expenses= $2100
I have learned a valuable lesson about credit worthiness.To assure that my payments to prosper are done in a timely manner, I will have payments withdrawn automatically each month.I am so very grateful to re-establish myself and my credit again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$110.79

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1998	Debt/Income ratio:	19%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,532	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-palmetto	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards
Purpose of loan:
To pay off credit cards with High Interest rates.? I am working diligently to become debt free and feel the Prosper avenue of paying off the high interest cards is the way to go.? Being able to save money on interest is my primary goal for this loan.?

My financial situation:
I am a good candidate for this loan because?
I have a 12+ year work history with the same company and foresee no change as I occupy a critical position with said company.? My earnings as listed is actually lower than reality as I only listed my base salary.? Along with this, I am also overtime eligible and generally work 10-25 hours more per pay period at 1.5X over base.
As you can tell by my score, I also make all payments on time and my debt to earnings ratio is well within hand.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.05%	Starting borrower rate/APR:	22.05% / 24.31%	Starting monthly payment:	$363.06

Auction yield range:	11.29% - 21.05%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1985	Debt/Income ratio:	37%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$30,725	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-giraffe584	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	740-759 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-779 (Sep-2008)
Principal balance:	$12,803.37	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to consolidate credit card debt into one payment as well?using some of the funds paying off some hospital bills incurred from surgery my son received after he graduated college and had no helath insurance. This consolidation loan?will lower my monthly bills considerably from what we are paying each month to the creditors and make my life a good bit?easier to sustain.

My financial situation:
I am a good candidate for this loan because of?the excellent payment history I have with my creditors as well as sustained employment in the same industry for 19 years.?I take great pride in keeping up this standard of paying our bills on time without exception and greatly appreciate the help from the Prosper community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.96%	Starting borrower rate/APR:	32.96% / 35.38%	Starting monthly payment:	$132.27

Auction yield range:	14.29% - 31.96%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	11%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,809	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bigdogjoe	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	520-539 (Apr-2008)
Principal balance:	$1,206.42	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
buying tools
Purpose of loan:
This loan will be used to?
buy tools
My financial situation:
I am a good candidate for this loan because?
building a electrical?business
Monthly net income: $
3200
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 127
??Car expenses: $ 336
??Utilities: $ 250
??Phone, cable, internet: $ 57
??Food, entertainment: $ 120
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	6.29% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,797	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-dough-computer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of debt
Purpose of loan:
This loan will be used to consolidate debt.? I have stopped using CC's and been paying them off heavily.

My financial situation:
I am a good candidate for this loan because I have a solid credit history with no late payments and a job where I have been for 7 years taking more responsibility?at each position I've have held.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2008	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trapper6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tuition and Personal Things
Purpose of loan:
This loan will be used for tuition and personal items

My financial situation:
I am a good candidate for this loan because I'm very responsible. I just quit my job recently. Tuition payments are looming and I'm seeking the money to pay that off. Also, the holidays are coming up and while I can't get my loved ones the lavish gifts I wanted to, I still want to get them something. I have a few job interviews coming up so I'm confident I'll be back in the working world in no time. If it's possible, I'd like to communicate with my lender at least twice a month in order to keep him/ her up to date on whats going on. I'd be highly appreciative of whoever lends me this money.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1978	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	41	Length of status:	13y 4m
Amount delinquent:	$5,222	Revolving credit balance:	$278	Occupation:	Teacher
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	point-zeus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a Roof Over My Head
Purpose of loan:
This loan will be used to? replace my current roof and install a metal one instead.

My financial situation:
I am a good candidate for this loan because?I am an honest, hard working person that needs just a little help.?

Monthly net income: $3000

Monthly expenses: $
??Housing: $ 485
??Insurance: $82
??Car expenses: $220?
??Utilities: $ 50
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$104.67

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	63%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,627	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay of payday advance.? My son needed medical items and the interest on the advance keeps adding up.? I will just be glad to pay it off.

My financial situation:
I am a good candidate for this loan because I work hard and have a stable job that I have been with for?6 years.? I am just doing my best to provide for my family and trying to get out of credit card debt.

Net Monthly Income:?$1600

Monthly expenses:
$Housing: $0???
Insurance:?$150???
Car expenses: $0???
Utilities: $147
Phone, cable, internet: $90?
Food, entertainment: $50??
Clothing, household expenses $25??
Credit cards and other loans: $900 ??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	13%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,266	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Thome23	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 720-739 (Jun-2008)
Principal balance:	$4,936.13	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Real Estate Development
Purpose of loan:
This loan will be used to build rental properties?

My financial situation:
I am a good candidate for this loan because I have?a viable business plan and I?have been current on my loans with prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	9%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,832	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bizzle	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college start-up costs
Purpose of loan:
This loan will be used to help with grad school start-up costs.? I am in the process of applying to grad school to get my Masters in Social Work and I need a loan to help with some of the start-up costs. Some of these costs are the following: 1) my current computer is over 7 years old and is on its last leg. 2) Moving costs - most of the schools that have a Masters in Social Work program are out of state for me and the majority of this loan will go toward the initial moving costs.

My financial situation:
I am a good candidate for this loan because I am a responsible and hard-working person who is excited to be going back to school to study something I am very passionate about.?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 7	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	51	Length of status:	2y 5m
Amount delinquent:	$49,818	Revolving credit balance:	$1,946	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thadman182	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 700-719 (Aug-2007) 700-719 (Jul-2007) 680-699 (Jun-2007)
Principal balance:	$3,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Bad things Happen to Good People

Hello and thank you for taking the time to review my loan request.

I am a husband and a father of three lovely children.? I am a salesperson for a large communication company, as well as a part-time loan originator.? My wife is an administrator in the local public school system.? We have been married for almost 14 years and our greatest accomplishment is out three children.?? We work very diligently to make sure they learn the true values of life and responsibilities the go along with these values.?

My goal is to consolidate some credit cards with some high rates and gain some residual income to put away for our kids.?
This is one step in making sure they have the opportunity to engage those things in life that will make them well rounded individuals.? This will be possible if I am funded through Prosper and will allow for some peace of mind knowing that there is a reliable amount of savings in the bank.? This will also help?lower my monthly expenses.? With respect to the one delinquency that appears , that was due to my former employer coming and closing the doors without warning closing the doors to the business.?? It also caused my last paycheck to be unrecoverable and left me in a compromising position.? It was a large amount that was withheld and left a number of people up in arms.? This issue has since been rectified and I am continuing to focus on being very focused and responsible individual.? We have recently went through a home loan modification which brought our score down.? Even though the modification help our monthly expenses in exchange it lessened out credit rating.? This seems to be the backlash of an attempt to better your situation.? We hope this will be understood by the lenders of Prosper.

Purposed consolidation:
Prosper : $3600 @ 35%
Capital One $2900 @ 19.%
Small Creditors $1000@ 21%

Monthly Net Income: $7200

Monthly Expenses:
Mortgage: $3200
Insurance:? $330
Car Expenses: $450
Utilities: $400
Entertainment: $70
Clothing: $125
Credit cards: $800
Food: $450
Gas: $300
Total: $6125

Finally, We currently have a loan with Prosper which has always been on time and is in good standing.? You should expect this same vigilance with our current request, there has been a noticeable change for the better. ? I and my wife are steadfast in our efforts to resolve our situation. You may also notice a reduction in our monthly expenses in respect of our last request.? We hope that we can look forward to a continued favorable relationship with Prosper.? Again thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$249.77

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1982	Debt/Income ratio:	35%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	7y 9m
Amount delinquent:	$2,705	Revolving credit balance:	$286,493	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	durability-chooser	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Real Estate Taxes
Purpose of loan:
To pay real estate tax before Nov-30-2009

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan in 30 years and will pay this loan off in 120 days.

Monthly net income: $ 9000

Monthly expenses: $
??Housing: $ 4300
??Insurance: $ 250
??Car expenses: $ 900
??Utilities: $ 250
??Phone, cable, internet: $?380
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1981	Debt/Income ratio:	28%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	20y 0m
Amount delinquent:	$223	Revolving credit balance:	$234,074	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	investment-producer6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate credit card debt
Purpose of loan:
This loan will be used to consolidate my high interest credit cards. They were low at one point, then the Obamanation occured and the banks took the liberty of raising every American's card rates while bailing out the banks and financial institutions. So what do they do with the billions?, they keep it and help us by charging? more fee's and raising everyones rates. I have 24 to 29% rates on 2 laons and I want to get them down to a reasonable? workable rate. I am NEVER late on my monthly obliagations. I have been with the same employer since 1989?. I am a top proformer with my company, and plan on making more money next year. Lending me your money will not be a risk, I always pay my debts...
My financial situation:
I am a good candidate for this loan because I pay my bills, plain and simply??and I will pay this loan off with no problem..You will see the only depbt I have is a medical bill form a Dr. that I refuse to pay in the amount of $223.00... his mistake sent my daughter to the hospital for a week, but he kept billing me anyway, then stopped , now I see it's on my credit report. Other than that I am not late on anything...
Net income: $ 8,500

Monthly expenses: $
??Housing: $ 1599.
??Insurance: $ 125.
??Car expenses: $ 499.
??Utilities: $ 210.
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 350.
??Clothing, household expenses $ 75.?
??Credit cards and other loans: $ 1900.
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,650.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$253.87

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	43%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,973	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate two high interest credit cards for a total of $7,000 making budget more affordable-cutting overall interest paid, as well as paying down some principle on other credit card debt.

My financial situation:
My credit rating speaks for itself, all debts paid on time, everytime-Want to better debt to income ratio by reducing revolving debt. Bills paid first, then entertainment. It is evident our priorities are in line, just trying to take care of past debts incurred at a time in my life where I wasn't so responsible. However, I have never been?late on what was due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$116.09

Auction yield range:	14.29% - 17.25%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,197	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jbblacker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008) 600-619 (Nov-2007) 560-579 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
High Interest Prosper Loan Payoff
About Me:

I'm a 30 yr old contract employee, looking to restore the health of my credit after being out of work and getting behind on my debt obligations.

I'm now?have stable work with a good hourly wage and contract bonuses.? Furthermore, I work a part-time job on the weekends at a local golf course in which I earn $120/weekend in cash.

Getting rid of my high interest debt is the most important issue in my financial life right now!? I've done well at paying down my high interest debt over the past 2 years, and would now like to close it out for good.

What the loan is for:

Paying down remaining high interest (above 21%) credit card debt.? I recently payed off a high interest Prosper loan and now need to focus on a bit more credit card debt.? The $3200 I am paying off : $500 on a Barclays card @ a brutal 29%, $500 on an HSBC card @ 25%, and a little over $2k on a Cap1 card @ 21.49%? I've had a great history at paying on time with my past loan here at Prosper, as I was never late with a payment.?

How I will repay the loan:

Payments for this loan are well within my budget especially with the?income of my part-time job.? The payments for this loan will be $116.00/month and my part-time income will avg $480/month.

In
??? Contract work:? $24000.00 (after Taxes)?
????Part-time Job:? $480.00 (after Taxes)?
????Monthly Total:? $2880.00

Out
????Rent- $900.00?????????????????
????Car- $351.57?????????????????
????Insurance- $165.50?????????????????
????Utilities- $170.00 (electric, phones, cable, internet, etc.)?????????????????
????Groceries- $120.00
????Savings- $300.00 (includes money for daily living, gas for cars, etc.)?
????Student Loans: $480.00?
????Monthly Total: ?$2487.07

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1987	Debt/Income ratio:	13%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,295	Occupation:	Executive
Public records last 12m / 10y:	3/ 5	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	finance-sage8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off IRS lien to get mortgage
Purpose of loan:
This loan will be used to pay off my IRS Lien. This will allow me to get a mortgage on the condo in Florida (I am already under contract and my credit score is good enough to get a mortgage if I didn't get this lien just a month ago).

I am opening a new office in Florida for my business (currently headquartered in New York) and I have to be there anyway. ?By buying and not renting, I would be able to use my normal cash flow in order to pay for an asset base instead of IRS penalties and interest.

My financial situation:
I am a good candidate for this loan because:
1. I have a consistently high income and own a software consulting company which has grown every year since its founding seven years ago.?
2. The loan is being used to reduce my expenses dramatically in the following ways:

Monthly net income: $ $11,000

Monthly expenses BEFORE loan: $
??Housing: $ 2,500 / $1,100 (including insurance, mortgage, and condo costs)
??Insurance: $ 0/0 (included above)
??Car expenses: $ 800 / $400
? Airfare ? $0 / $400
??Utilities: $ 200 / $ 200
??Phone, cable, internet: $ 200 / $100
??Food, entertainment: $ 1500 / $900
??Clothing, household expenses $ 500 / $500
??Credit cards and other loans: $ 700 / $700
? Taxes: ? NY: about 45% / Florida: about 32%; this translates into another $15,000 savings per year based on
? Real estate slush fund: $0 / $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	31%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	24y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,692	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cn1957	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008)
Principal balance:	$1,949.89	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Payoff Credit Cards
Purpose of loan:
I wish to consolidate my bills to better manage my finances.? My intent is to pay off my credit cards, personal loan, to include current loan with Prosper.?

My financial situation:
I am a good candidate for this loan because??I strive to honor my financial obligations in a timely manner.? Additionally, I have been employed for over 24 years which demonstrate stable employment.?

Monthly net income: $ 3400
Monthly expenses: $
??Housing: $?930
??Insurance: $ 125
??Car expenses: $ 100
??Utilities: $ 130
??Phone, cable, internet: $ 134
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1985	Debt/Income ratio:	36%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	18 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,789	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-enterprising-marketplace	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?? I need a short term loan to pay off an existing 401K loan.? I need to do that before I can borrow again from the 401k and completely eliminate my short term debt.? I am willing to pay a small premium for the short term.? I?expect to pay the loan off in 90 days.

My financial situation:
I am a good candidate for this loan because? I have stable employment and does my wife.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	4.29% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,957	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Forever-Grateful	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate credit card debt
Purpose of loan:?????
I will use this loan to pay off a high APR credit card.

My financial situation:
I am an excellent?borrower for this loan because I have a solid career earning over $170K for the past several years (W2 verifiable).??I have a B.S./M.S degree in Electrical Engineering and have been at my current employment for 9 1/2 years out of a 15-year career.? My long?credit history of 19 years?show that I have no delinquent, charge offs or past due accounts.? I have never made a single?late payment and will have no problem making monthly payments on this loan.??Your payment will be guaranteed and automatically deducted?each month from?my checking account, which is the same account that my bimonthly paychecks are deposited.? My financial problems were?primarily?due to my generosity of?helping?family members and relatives.??I hope to return the favor one day by joining?as a Prosper lender to help others.

Monthly net income: $ 9,245

Monthly expenses: $ 5,750
??Housing:?
??Insurance:
??Car expenses:?
??Utilities:
??Phone, cable, internet:
??Food, entertainment:??
??Clothing, household expenses
??Credit cards and other loans:?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$769.78

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	32%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,754	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wealth-accordion	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance of car loan
Purpose of loan:
This loan will be used to payoff auto loan with Wells Fargo.? My current occupation (Bank Examiner) prohibits me from having this type of loan from a national bank. I found out about this rule several months?after the fact.

My financial situation:
I am a good candidate for this loan because my payment history on this and other loans have been excellent.? I have no problems in meeting my financial obligations.

Monthly net income: $ 4,528

Monthly expenses: $ 3,232
??Housing: $ 1,458
??Insurance: $ 108
??Car expenses: $ 501(use of these funds for payoff)
??Utilities: $ 100
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 265
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$3,218	Revolving credit balance:	$429	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dime-goose	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing Touches
Purpose of loan:
This loan will be used to?
Finish renovations on rental property I purchased in May. Specifically Kitchen, Flooring, and Bath Fixtures. Purchased property in May for $85,000 cash. Consists of 3 units. Finished 1 unit and currently is rented for $675/month. have small amount of work left on other 2 units to complete and rent out for same amount.
My financial situation:
I am a good candidate for this loan because?
I already make enough income to re-pay the loan. I purchased the property with $85,000 in cash and have spent another $10,000 cash towards renovations. Currently the property is worth double what I paid, and will provide an additional $1350/month rental income on top of my existing monthly income below.
Monthly net income: $ 7322

Monthly expenses: $
??Housing: $ 1707
??Insurance: $ paid annually $1245
??Car expenses: $ 535 reimbursed by employer?(also have one car paid off)
??Utilities: $ 300 avg
??Phone, cable, internet: $?0 reimbursed by employer
??Food, entertainment: $600
??Clothing, household expenses $ 200
??Credit cards and other loans: $?65 student loan. NO credit cards other than corporate AMEX which is reimbursed by expense/travel?account from?employer
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.67%	Starting borrower rate/APR:	25.67% / 27.99%	Starting monthly payment:	$260.75

Auction yield range:	8.29% - 24.67%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	28%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,099	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	impeccable-coin4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an Engagement Ring
Purpose of loan:
I am purchasing this ring to finally?propose to my wonderful girlfriend whom I have courted for the last 5 years.

My financial situation:
I am a good candidate for this loan because I have a high income with a montly supplemental VA disability. I ruined my credit several years ago by going into a debt consolidation plan and have several late payment?on my credit report, consequently. These blemishes still effect my credit four years later, so I turn to you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,835	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	capital-oak	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion, payroll
Purpose of loan:
This loan will be used to assist in the expansion of my current business. The money will be kept on hand to provide support for payroll and purchase the items necessary to expand my bussiness such as software/computer equipment.????

My financial situation:
I am a good candidate for this loan because I have a solid background of payments over the previous 5 years and work diligently to increase my productivity.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $ 500
??Car expenses: $ 500
??Utilities: $ 500
??Phone, cable, internet: $?200
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,148.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.24%	Starting borrower rate/APR:	30.24% / 32.62%	Starting monthly payment:	$91.47

Auction yield range:	11.29% - 29.24%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$77,913	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others in November. Our goal is to reduce the DTI ratio to qualify for a mortgage.? Your help would be greatly appreciated.

Monthly net income: $10,994

Monthly expenses: $8,983
????Rent$2500
????Cars&Renters Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3095
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2002	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$374	Revolving credit balance:	$224	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	7
Screen name:	bold-towering-money	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting a new kitchen
Purpose of loan:
This loan will be used to renovate my kitchen on my house. The renovation will add to the total value of the house. I have been with my current employer for over 3 years and just got promoted.
My financial situation:
I am a good candidate for this loan because?? I don't have any credit card debt or car payments. All I have are regular bills. I live under my means so making payments won't be an issue.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $?755
??Insurance: $ 75
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	22%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,374	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	vivacious-peace	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying my first home
Purpose of loan:
This loan will be used to help me put down a 20% down payment on my first home. I have saved up $20K already and need an extra $6K for my down payment.

My financial situation:
I am a good candidate for this loan because I?am eligible for the $8K tax credit as a first-time buyer?so I will use that money to pay off the majority of this loan at?once and then pay off the remainder in?installments. ?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 365
??Utilities: $ 40
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,710.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$128.61

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,711	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brainy-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-interest cards
Purpose of loan:
I would like to take out a loan at an interest rate that will save me money on paying high-interest credit card debt.? This consolidation will also improve my credit score and put me in a more desirable financial situation.? The following sheds some light on how I accrued debt.? I took out a couple of credit cards while in college to help me cover expenses: books, food, tuition, clothes, travel. I did not manage it with prudence. Secondly, I moved a couple of times over the last couple of years, using credit to finance moves and furniture. I am currently paying off high-interest credit cards and use low-interest cards on food and living expenses, if need be, but try not to carry over a balance.? My highest interest rate right now is 18% and as mentioned above, I am seeking a loan at a lower rate for this to make financial sense.? I hope people can help me out in taking steps to reaching my financial goals.?

My financial situation:
I am a good candidate for this loan because, as my credit profile indicates, I always pay my bills and credit cards on time. Additionally, my employment as a paralegal is secure. If my listing receives enough funds to meet my requested amount, I plan on repaying it as soon as possible.? Please contact me if you have any questions.

3020 net take home after taxes -120 utilities -750 rent -630 credit card payments -300 food and groceries -90 Transportation =1130 Net after bills .?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2005	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$82	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspired-rupee2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WEDDING BELLS ARE RINGING!!!
Purpose of loan:
This loan will be used to pay for the remainder of my wedding which is just a few months away!!!

My financial situation:
I am a good candidate for this loan because I do NOT let myself miss payments on anything. I?make sure every month that?ALL payments are made on everything. My job/career is very stable (I am allowed to work OT also if I needed some extra cash, which can be close to $1,000 a month). I won't allow myself to take out a loan or borrowed money from someone if I knew I couldn't?pay it back on time or ahead of schedule.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.02%	Starting borrower rate/APR:	14.02% / 16.42%	Starting monthly payment:	$51.28

Auction yield range:	4.29% - 13.02%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1984	Debt/Income ratio:	32%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$75,758	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-igniter532	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-719 (Latest)
Principal borrowed:	$21,000.00	< mo. late:	0 ( 0% )	720-739 (Sep-2008)
Principal balance:	$14,373.44	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Fixing my car
Purpose of loan:
This loan will be used to repair my automobile.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I will be thankful if you could help me out this time around.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$576.04

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1991	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	4y 9m
Amount delinquent:	$600	Revolving credit balance:	$2,870	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jennmaine	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	39 ( 98% )	740-759 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	1 ( 3% )	560-579 (Sep-2006) 580-599 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Librarian w/ 2 Prospers Paid Off
Purpose of loan:
This loan will be used to?

I have successfully paid off two Prosper loans to date and this one would put me in the debt-free category! I really believe that peer2peer lending is the future. I would much rather see all of you profit from me than the credit card companies! I have two remaining credit card balances at high rates. I am current with all.

My financial situation:
I am a good candidate for this loan because?
I have a stable job as a librarian with a community college, a homeowner, and have a solid history of timely loan repayment here at Prosper and with other lenders.
Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$324.58

Auction yield range:	8.29% - 30.50%	Estimated loss impact:	7.24%
Lender servicing fee:	1.00%	Estimated return:	23.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	82%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$88,345	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing from business startup
Purpose of loan:
This loan will be used as a first step in refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth. This initial loan is the first to prove myself here on Prosper and other loans will follow until all debt has been refinanced.

My financial situation:
I am a good candidate for this loan because I pay both business and personal debts on time. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2470.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	12%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,880	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	DaveZmeyr	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	38 ( 100% )	620-639 (Latest)
Principal borrowed:	$12,871.00	< mo. late:	0 ( 0% )	620-639 (Jan-2008) 600-619 (Jul-2007) 540-559 (Dec-2006)
Principal balance:	$2,628.79	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
!SURE BET! Reduce Current Loan Rate
Purpose of loan:
This will be my FOURTH successful loan on Prosper.com.? my first two loans have been paid off, my?third loan is still open (about 1/3rd paid off). All payments on all loans have always been on-time (see prosper records my history, all on time!).

This loan will?be used to payoff? several?existing lines of credit with CIT?at lower rates than I'm?paying (or at worst, the same rate but with the money going into fellow investor pockets rather than CIT Bank). This loan does not report to the credit bureu so it's not showing up in my total revolving credit and?note that my credit?card debt?is under $4,000 (excepting this loan)?-- I have been reducing my credit card balances over the last 24 months.

My?loans?have all been?used to?expand my side business, I purchased servers for my on-line backup business (http://www.businessbackup.us).? My business continues to grow and income is on track, even with some slow downs in growth due to the economy. This is a business record backup business and it is largely immune to economic downturns (you don't lose customers, though you do see slower growth).

My financial situation:
I'm fully employed and have been for 13+ years at the same employer (a Fortune-1000 company) and?earn a healthy low 6-figure income, own my own home and have approximately $75,000 in equity in it.

My credit score is still a little low since I?had to deal with a?prior tax debt from a business venture that went bad?15+ years ago (I spent 43 months in a payment program to pay?much of?the debt and reduce the tax?penalties and completed it successfully on Dec 2006).

My debt payment ratio is lower than average, I have 50% "availabilty" on my open lines of credit and approximately $10,000 in mutual funds and stocks (Schwab Brokerage, Sharebuilder) as well as appoximately $6000 dollars in cash.

Currently I?save approximately 20% of my regular salary [401(k), SERP, weekly savings deduction to HSBC Savings account, weekly deduction to sharebuilder investment account).

Monthly income: $?8000 (Salary, $12,658 gross - 401(k), SERP, tax?and savings plan) + $1350 Business

Monthly expenses: $ (includes business?expenses)
??Housing: $ 2027 Mortgage
? Add'l Pymt on Principal:? $200
? Utilities?$285
? Assessments:? $397 (Condo)
? Internet (Business) $250
? Business Loan:? $290
? Food & Personal? $700
? Misc Business Exp:? $520
? Auto:?$517
??Loans/CreditCard Debt:??$650
? Other:? $550
? Parent (care giver): $900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,698	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kmfreymi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used for personal use

My financial situation:
I am a good candidate for this loan because I have excellent credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,674	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-apricot	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to? Pay off existing expenses.

My financial situation:
I am a good candidate for this loan because? I have great credit and have never made a late pay in my life.

Monthly net income: $ 1538.34

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 95
??Car expenses: $ 312.37
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 322
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.86%	Starting borrower rate/APR:	31.86% / 34.27%	Starting monthly payment:	$130.43

Auction yield range:	14.29% - 30.86%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1982	Debt/Income ratio:	5%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$237	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skmtngirl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
I am a good candidate for this loan because I always pay my bills, I was in a situation for 2 years caring for my elderly grandmother after a severe stroke, who has since passed away. During that time I was unable to work, I have always been a person who saves money, I had 30,000 in savings, which I had to spend and in order to live while I cared for her I has to use my credit cards too much and had to file bankruptcy. I have some major auto repairs that need to be done on my car. I have low credit score from the Bankruptcy but I pay my bills on time.
Monthly net income: $ 3200.00
Monthly expenses: $
??Housing: $?1200.00
??Insurance: $?250
??Car expenses:?$?365
??Utilities: $?65
??Phone, cable, internet: $?90
??Food, entertainment: $?100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$241.56

Auction yield range:	6.29% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$67,547	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	like-water	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate the?CC with cash advance?balance of 6K @ 28% APR.

My financial situation:
I am a good candidate for this loan because? I have a stable job and a business to back me up.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$97.81

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,565	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cash-chemistry669	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Convert my car to run on fryer oil
This loan will be used to purchase and install a Greasecar kit (www.greasecar.com) in my 2005.5 Jetta TDI sedan. I will be able to pay back this loan because I will no longer need to spend $90-$100+ on gasoline each month. You can follow my conversion process through my blog (http://leaveitbetter.wordpress.com/). I have commitments from at least 2 local restaurants to let me remove their grease for free which I will filter to use as fuel. Besides saving money, this loan will make me less dependent on foreign oil and reduce my carbon footprint. Please help me go green and I will give you a fair return on your investment. Thank you so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$303.25

Auction yield range:	11.29% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	64%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,436	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	palace9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and have never defaulted on a loan.? I accrued the credit card debt during graduate school.? I graduated in May 2009 and am now working to pay off the debt.? The credit card was used to pay for tuition, books and living expenses during graduate school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	7	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$263	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	wise-likeable-greenback	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for grandson's college
Purpose of loan:
This loan will be used to? pay for grandson's college tuition not covered by financial aid

My financial situation:
I am a good candidate for this loan because?
I currently live with my son and family and have little expenses
Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 55
??Car expenses: $ 0????
??Utilities: $100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1987	Debt/Income ratio:	2%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,574	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-generosity-nebula	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I general pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$471.05

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2004	Debt/Income ratio:	11%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,201	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-bright-social	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying new Ural sidecar motorcycle
Purpose of loan:
This loan will be used to purchase a Ural motorcycle with sidecar so I can enjoy riding a motorcycle with my whole?family (my wife behind me and my two sons in the sidecar)

My financial situation:
I am a good candidate for this loan because I surely can pay it back!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.62%	Starting monthly payment:	$41.54

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2004	Debt/Income ratio:	2%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$956	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	systematic-return2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs
Purpose of loan:
New radiator, 2 new tires, major break work and a tune up. I hold the title to my 2003 Dodge truck, all payments were made on time.

My financial situation:
I am a good candidate for the loan because I pay my bills on time and due to the holiday season I must keep my truck in?good running condition.? I have been in business for 21 years.? I am sole proprietor and my business is stable.??

Monthly net income: $ 3700.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 300.00
??Car expenses: $ 100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 65.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 13.11%	Starting monthly payment:	$163.67

Auction yield range:	8.29% - 9.99%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	3.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$48,161	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balilanai	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$2,440.92	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off credit card.
Purpose of loan:
My Bank of America balance interest rate jumped from fixed to variable and has spiked to 27.99% for no reason. This rate is ridiculously high, especially when I have NEVER defaulted on ANY loan and have NEVER missed a payment on ANY loan. The fixed APR earlier was 9.99%.
I am borrowing the amount to pay off the balance in full and rather pay lower interest to borrowers at Prosper than to Bank of America.
Thanks :-)

My financial situation:
I am a good candidate for this loan because I have 3 graduate degrees from U.S. Universities and am a working professional. This is my 2nd loan with Prosper. The 1st loan is paid off about 75% with all promised payments made on time.

Monthly net income: $ 9000
Monthly expenses: $
??Housing: $ 826
??Insurance: $ 55
??Car expenses: $ 240
??Utilities: $?200
??Phone, cable, internet: $?99
??Food, entertainment: $ Food expenses paid by my company since I am a consultant and I?travel all the time.
??Clothing, household expenses $ 75
??Other expenses: $ Occasional purchase of business book <$30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$124.62

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	28%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,277	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cash-buddy5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my sister get a used car
Purpose of loan: My sister's car was repossessed with out notice or reason and I am trying to help her buy a used vehicle.? Case is going to court but that does not resolve the immediate need otherwise I would not request a loan. I plan on paying the monthly installment plus any additional I can afford to pay the loan off sooner. I have a credit card I can charge $2000 to as contingency, but need cash to purchase a vehicle from the classifieds.

My financial situation:
I am a good candidate for this loan because I take my debt and credit seriously and respect the financial institutions decision to provide an individual with a loan. I have not defaulted on any loans and traditionally pay them off early.

Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 150
??Car expenses: $ 470
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200/Food
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2001	Debt/Income ratio:	1%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	22y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,433	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	seagull3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HO HO HO
Purpose of loan:
This loan will be used to? Provide a wonderful Christmas for my family.?

My financial situation:
I am a good candidate for this loan because? I`ve been working for the same company for almost 23 years and i will pay this off before next Christmas, I?just wanted to have a special Christmas for?my family this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$161.43

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	25 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,601	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	finance-razor	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying off my credit cards"
Purpose of loan:
This loan will be used to? pay off hsbc credit card, target card,credit one, and reducebalance on best buy revolving account, which should help improve my credit scores

My financial situation:
I am a good candidate for this loan because? I pay all my creditors on time and usually pay more than the minimal amount due
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1986	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	3	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,547	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invincible-return4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED A GOOD LAWYER TO RIGHT A WRONG
Purpose of loan:
This loan will be used to?
TO FIND A GOOD LAWYER TO HELP ME RIGHT A WRONG......WILL GIVE MORE INFO TO LENDERS
My financial situation:
I am a good candidate for this loan because?
WHEN THIS STORY GETS OUT......THERE WILL BE MANY THAT WILL HELP......BECAUSE ALL WILL SEE
THAT OUR ...TAX DOLLAR....ARE BEING USED TO DO THIS WRONG !!!!!!
Monthly net income: $ 2.000

Monthly expenses: $
??Housing: $ MY?MONTHLY EXPENSES ARE ABOUT?$1.000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	22%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$51,286	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	marc_with_a_c	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of high credit cards

Purpose of loan:
I am looking to pay off my high interest Citibank Credit card.? They raised my rate and I am unable to negotiate it down with them.? I am working hard to pay off all my debts and get back to basics.?

My financial situation:
I have a stable job that has a low risk of loss.? My credit sheet is clear of late payments its low due to high balances which I am working on cleaning up.? I am working on getting a second part time job to help supplement my income.? I am a community leader who regularly volunteer, active Freemason, and I work hard at always keeping my obligations. I have also been an prosper investor for a few years now and would appreciate the help in return.? Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	11.29% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,664	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	currency-maestro2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off and close high interest credit cards used for emergency home repairs / maintenance?before higher rates take effect.???

My financial situation:
I am a good candidate for this loan because I have an excellent job with a secure company for the last 10 years.

Monthly net income: $?4400 self / $2000 wife/part time business

Monthly expenses: $ 4110
??Housing: $ 2500
??Insurance: $ 100
??Car expenses: $ 610
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$386	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	determined-kindness	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help me pay my bills in one payment
Purpose of loan:
This loan will be used to? pay all bills at once.

My financial situation:
I am a good candidate for this loan because?I will make the payments and someday return the favor.?

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1984	Debt/Income ratio:	32%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$68	Revolving credit balance:	$2,544	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	110%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	annybanana	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 97% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 3% )	660-679 (Sep-2009) 660-679 (Aug-2009) 640-659 (May-2008) 620-639 (Apr-2008)
Principal balance:	$3,043.27	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
2nd Loan-Consolidate
Purpose of this loan: Debt swap to consolidate payments and increase cash flow. This loan will replace two high interest credit cards, lowering my payment slightly, even if the interest rate increases. This will increase monthly cash flow to pay down on other debts.?
Employment and Income: I have been a medical transcriptionist since 1992 and currently work full-time for md-it. I love the freedom of working from home.
My Financial Situation: My finances are improving.?I have improved my credit greatly since joining Prosper and would eventually love to become a lender so that I may help others.??
Income:$1,900 Net($2,200 Gross)
Fixed Expenses:$1,102
Elective Expenses: $150.00
Debt Services: $443
Monthly cash available: $205?
For more information about my expenses and debt, please refer to my member page. My first loan was a huge step in the right direction and has set me on the right track. I thank all of you that funded my first loan and hope you are willing to help me continue my consolidation again.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2000	Debt/Income ratio:	23%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$703	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	newest-treasure-knickers	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen and Floor
Purpose of loan:
This loan will be used to buy new kitchen appliances, remodel a little bit by myself and put new laminate floor in.

My financial situation:
I bought my house about a month ago, and am waiting for the $8000 government credit.? There is a long wait now, pushing all the applications back and extending the wait time.? I was advised by my tax prep to just wait until the new year, and apply for the government credit at the same time as I do my income taxes, that way I will receive everything much faster, and at the same time.? I need to start working on the kitchen now though, and want consolidated loan instead of open lines of credit from various retail stores.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$178.24

Auction yield range:	14.29% - 15.99%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	0.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	17%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,531	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	astroasu	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-619 (Mar-2008)
Principal balance:	$1,500.63	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
PhD Candidate - paying credit card
Purpose of loan:
This loan will be used to pay off my Bank of America Credit card, with an interest rate that spiked up to 22.99% for no reason
I am at my dissertation stage and am interviewing with Big Pharma companies for a Pst doctoral research scientist position.
I

My financial situation:
I am a good candidate for this loan because I have excellent payment history, never missed a payment and never been late. I am interviewi

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 1070
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 130
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 15000
??Other expenses:? Occasional self-sponsored Travel to Academic Conferences: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1987	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	1y 7m
Amount delinquent:	$40	Revolving credit balance:	$2,589	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	investment-missile	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breaking the payday advance cycle
Purpose of loan:
This loan will be used to pay off local payday lenders that are charging nearly 400% APR. What started as a loan to fix my car quickly turned into and endless refinancing cycle with little or no payoff on the principle. An installment loan with even a 200%-300% APR and biweekly payment would be better than my current situation. It would also allow me to stay completely current on my utility/entertainment bills and begin depositing money in a savings account to avoid ever having to get a payday advance again.

My financial situation:
I am a good candidate for this loan because as an assistant preschool teacher, I have a job with consistent income that is not likely to be affected by the economy. I also bring in additional income each month from a babysitting/nanny business that my wife and I run together.

Monthly net income: $1400
Additional monthly net income from babysitting/nannying service (no w-2 or pay stub): $300
Total monthly net income: $1700
Monthly expenses: $1655
??Housing: $327.50 (renter)
Health Insurance: Pretax from gross pay.
??Car Insurance: $60
??Car expenses: $70 (including gas)
??Utilities: $33
??Phone, cable, internet: $165
??Food, entertainment: $300
??Clothing, household expenses $20
??Credit cards and other loans: $30 on two low limit credit cards; payday loan finance charges (This is what I want to drastically reduce with a consolidation loan): $600
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$105.60

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1997	Debt/Income ratio:	9%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clipman	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
New product stock build-up
Purpose of loan: buy up extra stock of caution clips.
Situation: just made and shipped custom co-branded order of $3,000 units. - Getting remainder 50% of payment for that by Jan. 1st. Had Chinese manufacturer "clone" our product for us on spec to get an additional 3,000 units so that we don't have to build any more. Short on current cash to pay for this stock.
Product: The Caution Clip - clamp with safety flag and light that attaches to extended loads such as lumber, ladders, pipes from truck beds. www.cautionclip.com.
Credit: good credit, paid and closed a previous loan on prosper, no late payments.
Help a growing business keep growing. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$60,772	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	careful-durability6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Launched new business
Purpose of loan:
This loan will be used to consolidate credit cards.? Credit cards and credit were used to finance a $5mm business that was previewed on Bloomberg on 11/20/2009. Business designed to help borrowers stay in home by buying delinquent mortgages/rehabilitating credit and refinancing to FHA/FNMA/FHLMC or other.

My financial situation:
I am a good candidate for this loan because I have real estate holdings, ownership interests in several business partnerships and a long history of repayment of credit. Loan helps with short term liquidity needs by paying off some credit. Salary as managing partner of business $200K + significant equity split. My credit was used to finance the purchase of?a firm when banks would not lend to a small business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,126	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbeatable-trade1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt concolidation.
My financial situation:
I am a good candidate for this loan because I am a successful entrepreneur and am a?conservative, responsible money manager with excellent credit scores.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$121.83

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	2	Total credit lines:	35	Length of status:	10y 2m
Amount delinquent:	$130	Revolving credit balance:	$3,084	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-logical-velocity	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off some high interest credit cards.?

My financial situation:
I am a good candidate for this loan because? I can pay it off in about 6 months.??Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $1500
?Insurance: $
??Car expenses: $
??Utilities: $200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,634	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	keen-bid	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Financing
Purpose of loan:
This loan will be used to?
Pay for Engagement Ring
My financial situation:
I am a good candidate for this loan because? I have a steady job which I am a Superintendent,My company is part of a national corporation,which has Sister companies all over America.

Monthly net income: $ 5,188

Monthly expenses: $1960.00
??Housing: $ 300
??Insurance: $ 90
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 80
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$235.23

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	18%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,881	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nomer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$1,369.13	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidation of Final Bills!
PURPOSE FOR LOAN
This loan will be used to? Pay off my prosper loan and pay some property taxes.

MY FINANCIAL SITUATION
I HAVE NO IDEA WHY MY CREDIT SCORE IS SO LOW.?
I think it is because I paid off some credit cards my and closed the accounts.? I know that lowers the score.
It certainly is NOT for delinquent payment.

I AM A GOOD CANDIDATE FOR THIS LOAN BECAUSE: ????

I pay all my bills on time.

I have been teaching at the same school for 11 years as a full time English teacher.? I make $56,840 and with a program I am? running this year, my salary is really based on just over $60,000.

I also have a part time job at the YMCA, so that is another $90 per week.

I also receive child support, but use that for my kids (obviously)

I am doing very well financially, and am perfectly able to make all my payments on this loan.?

PURPOSE OF LOAN

From my last loan, you can probably tell that I borrowed to pay my taxes.? I moved into my mom's house after she passed away, and paid what I thought was all the taxes.? I just learned that there are a few more years owed on the taxes.? I have the money to pay most of the bill, but am about $4000 short right now.? Once I make this final payment, I will be debt-free with my local town.? I am comfortable using my savings for a portion of this bill, but do not want to use up my entire emergency fund--I have to protect my kids financially, so this makes the most sense.

Monthly net income: $ just under $5000

Monthly expenses: $
??Housing: $ 196.15 + 300 for taxes
??Insurance: $ 56.85
??Car expenses: $ 349.00

??Utilities: $ 350. My brother pays utilities because he is staying with us.
??Phone, cable, internet: $ 82.
??Food, entertainment: $ 250.
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 2225.--these will be paid off in 4 months
? Cell phone $39.99
? Child Care $296--my ex pays half

I also have 196.15 for child support weekly deposited into my account.

Other expenses: $ no other expenses? I have worked extremely hard to be debt free, but ruined that and won't do that again!

I have perfect credit with Prosper.

I am not just a borrower, I am a lender on prosper as well.? I have 4 active loan accounts that I am helping to fund.

I will have my payments taken right out of my bank account each month.

I also OWN the house in which I live.

I hope you will consider me!? I haven't let anyone down on prosper and plan not to EVER!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$538.64

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1990	Debt/Income ratio:	15%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,999	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	benjamins-apricot	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt / Home repairs
Purpose of loan:
This loan will be used to consolidate all outstanding debt other than mortgage and home equity and make needed repairs on my house

My financial situation: Recent divorce and associated expenses as well as a loss of household equity created a financial squeeze. Need an opportunity to regroup. Excellent credit history with no defaults. 20 year veteran employee in a stable industry (public utility). Willing to place loan installments on direct debit from my paycheck.
I am a good candidate for this loan because it is very low risk to a lender. Looking for an opportunity to bridge through a difficult period and will strive to repay in advance of terms.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$261.33

Auction yield range:	8.29% - 31.00%	Estimated loss impact:	8.75%
Lender servicing fee:	1.00%	Estimated return:	22.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,274	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Miami_Lending	Borrower's state:	Florida	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,700.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008) 560-579 (Apr-2008) 580-599 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Lender & Mil Officer seeks loan
Purpose of this Loan: To buy prints to display in a gallery for an upcoming art show, and to pay off one credit credit card that is at 29%.
I have $10,000 in liquid assets. I do not want to tap into those yet to pay off this loan. Part of it is invested in the stock market. As certain investments increase in value I will use that profit to pay off this loan.

My credit rating: The reason for the bankruptcy: Due to a fire on the mountain behind my house, and resulting mudslide damage I declared bankruptcy. I am a current Prosper Lender with close to $2500 invested, getting 18% return with avg loan age over 256 days!

Monthly income: $6,100
Monthly expenses for family of 6: $5,775
Mortgage/rent: $1600
Food, entertainment: $1500
Utilities: $500
Insurance: $300
Car expenses: $300
Phone, cable, Internet: $300
Clothing, household expenses $300
Medical: $75
Credit cards and other loan payments: $300
Pet Care: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 24.25%	Starting monthly payment:	$202.38

Auction yield range:	6.29% - 20.99%	Estimated loss impact:	5.37%
Lender servicing fee:	1.00%	Estimated return:	15.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1980	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,594	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	direct-platinum8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off that credit card debt
Purpose of loan:
This loan will be used to??Reduce my credit card balance and debt to zero and restore my life to normal. I am paying off a balance to Chase Bank but they have raised the interest rate from 14% to 23%?and I have never missed a payment. I was making good progress when in?March of this year I had surgery and during the surgery I got a staph infection which took my recovery time from 10 weeks to 20 and my?income was at 60% of normal during that time. In August I went back to work full time and?income level went back to 100% but during my down time I was only making slightly more than the minimum balance. I am happy to say that now I again am making progress but it is slow because of all the copay's that I have from the surgery and all the?visits to the?doctor afterward. This?loan will pay off the entire balance and also pay?all the medical bill associated with the surgery.?

My financial situation:
I am a good candidate for this loan because?? I have a good payment and credit history and have worked very hard to maintain that. I would rather pay off the interest to the people of Prosper who took the time to invest in me rather than the bank who really cares not what happens to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,401	Occupation:	Investor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthusiast758	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Oil Futures Contract, Guaranteed
Purpose of loan:
This loan will be used to fund a Light Sweet Crude Oil futures contract. This is a good investment for you because I have never defaulted on an installment loan.

My financial situation:
I am a good candidate for this loan because I have current MOM ROI of now 443.46%. In addition, I have over a year experience tranding on the NYMEX futures market as well as experience in the commodity currency exchange. I am currently the CEO and Senior Managing Partner of a closed fund LLP. Assets to date are now $271,730. I am in need of separate capital to begin a new fund within Crude Oil and commodities market. Verification of fund growth and assets upon serious inquiries only.
Regarding my HR status, in the past year and a half, I have managed to pay off all of my previous debts, start a new business and grow it from a very small investment of $50,000 (amongst a group of very brave initial investors). While I have previously been unable to meet my financial obligations (almost all medical debt from when I did not have insurance), I have shown the ability to pay these obligations off as my situation has improved.

Monthly net income: $ 5,700

Monthly expenses: $ 1806
??Housing: $ 610
??Insurance: $?68????
??Car expenses: $ 398
??Utilities: $ 80
??Phone, cable, internet: $ 145
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $?255
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.67%	Starting borrower rate/APR:	24.67% / 28.56%	Starting monthly payment:	$39.59

Auction yield range:	8.29% - 23.67%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	7%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$18,930	Revolving credit balance:	$1,751	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	value-crusader5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish Prosper Credit
Purpose of loan:
This loan will be used to establish Prosper credit.? Looking to get a payment history and track record with Prosper, so that I can then hopefully consolidate debt with a second loan.? I will use these funds to pay off an existing credit card.

My financial situation:
Due to a business failure in September 2007 (when I finally through in the towel, probably long after it was done), I have a good deal of business debt as evidenced in my credit history.? I have been working hard over the past two years to pay off what I could and arrange payment plans with all creditors.? I am in the final stage of payment negotiations with my last creditor that has held out and will have stable monthly payments on all debts that fit within my income and still leave a cushion to make sure I can take care of unforeseen expenses.? As mentioned above, it is my hope to begin reestablishing credit with a small prosper loan, and then 6 months from now be able to get a larger loan and consolidate existing debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	48%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,011	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wiseinvesting	Borrower's state:	Maryland	Borrower's group:	Future Innovations
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,990.00	< mo. late:	0 ( 0% )	640-659 (Oct-2007)
Principal balance:	$3,694.78	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2nd Prosper Loan - LOW Risk!
Good day, I appreciate your consideration of my loan request.

Currently, I work as an independent contractor for the Federal Government, driving for a limousine service which transports Congressmen, Senators and other Government officials around Washington, DC. I am a very trustworthy and honest person with security clearance and have been with this company for?over 4?years. Prior to that, I managed a restaurant for over 20 years.

Purpose of Loan:

I currently have a Prosper loan, and I am so grateful to all the wonderful people who had faith in me and made that happen.? As you can see, I am current and have never had a late or missed payment.? I have 10 payments left on this loan, and hope to pay it off sooner than that.

If I am fortunate to be granted a second loan through Prosper, I would use the money for?a few?things.??I have approximately $3,000 in credit card debt that I would like to pay off.??I would also like to pay off the first Prosper loan if I am able to get the second loan at a lower interest rate.? Also, I am planning on taking the family on a trip to Europe this summer, as this may be one of the final opportunities we have for a while to do something like this as a family.? ?

This is not a loan out of necessity....I am relatively debt free and have few expenses. I?live in?my daughter's in-law suite in her home and do not have to pay rent, nor do I have any other living expenses such as utilities, however, I do help out with groceries and other small expenses.

Total Amount Requested: $14500
Monthly Net Income: I earn an average of $3,500/mo. net from my job as a diplomatic chauffeur, not including overtime.

Monthly Expenses BEFORE 2nd Prosper Loan: $1,492
Housing: $ 0
Insurance: $ 110
Car expenses: $ 200
Prosper loan: $382
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 300
Clothing, household expenses $ 100
Credit cards and other loans: $ 150
Other expenses: $ 250?

As you can see, I will have?$2,001 left from my salary after payment of my Prosper loan.

I have good credit and take my obligations very seriously.? I pride myself on always making my payments on time & will continue to do so with this Prosper loan. I have a very clean credit history with NO Delinquencies in the past seven years. Improving my?credit score is extremely important to me. I can reassure lenders that their investment in me is very safe. The repayment of my Prosper loan will be the 1st priority each month, with payments automatically withdrawn from my bank account. I promise to make all my payments on time & never default on this loan. Thank you again for considering my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1999	Debt/Income ratio:	46%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	25 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$124,420	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	resplendent-balance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay down credit card debt that I've accumulated while owning two homes.

My financial situation:
I am a good candidate for this loan because I now have one home rented, and I want to begin the process of paying down all my debts.

Monthly net income: $4400

Monthly expenses: $ 3141
??Housing: $ 1615
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $?75
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?211
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1992	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	31y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,566	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	boots38	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2007)
Principal balance:	$791.05	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying off bills
Purpose of loan:? I need to pay off a few bills before Jan 1 and my wife broke her leg bad and has no income coming in
My financial situation:
I have not very good credit went thru a divorce?20 years ago that set me back a ton getting back on my feet pretty slow i?just need a chance for this loan will pay it off soon! Thanks alot!
Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 450
??Insurance: $?100.00??Car expenses: $ 70.00
??Utilities: $?75.00
??Phone, cable, internet: $ 55.00
??Food, entertainment: $125.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 40.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1993	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	9	Length of status:	4y 1m
Amount delinquent:	$1,182	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	divorcedmomof3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit cards and pay for books
Purpose of loan:
This loan will be used to?pay off my last 2 credit?cards and (now that I've decided to return to school)?pay for my books.? I'm glad that I took this step to go back to college but, I'm now confronted with the cost of that decision and need?a little assistance from my peers.?

My financial situation:
I am a good candidate for this loan because? I have spent the last two years paying (almost) all of the debt that I was stuck with after a divorce (and we all know how that goes).? I do not take debt lightly. I work hard to pay back all that I owe.? I priortize and take care of our needs before our wants.? Paying back what I owe is a need for me.? I have my repayments directly withdrawn from my checking account. I work for the state of sc and have for the last 4 years.

Monthly net income: $ 1900.00

Monthly expenses: $ 1400.00
??Housing: $
??Insurance: $ 130.00
??Car expenses: $ 360.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 250.00
??Clothing, household expenses $?
??Credit cards and other loans: $ 350.00
??Other expenses: $ 200.00
?I am a divorced mother of 3 teenaged boys and my going to school and keeping up with their sports and activities tend to exhaust my funds.? My oldest son is a junior in high school but at early college high school. This means he is taking college classes while in high school. Therefore while we are simultaneously preparing for his high school and college (assoc. degree) graduation, we will be preparing for my graduation (assoc. degree) in the same year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1997	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Jun-2008)
Principal balance:	$3,099.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards
My financial situation:
I am a good candidate for this loan because? i pay my bills in a timely manor and have a steady work history as you can see i have a loan already witch is in good standing i wasn't sure how?prosper worked when i took that loan so i didnt take as?much as i needed but after seeing how much it has helped im ready to pay off some more?

Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 669
??Insurance: $?80
??Car expenses: $ 80
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $150
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 400????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.56%	Starting borrower rate/APR:	28.56% / 30.92%	Starting monthly payment:	$125.00

Auction yield range:	17.29% - 27.56%	Estimated loss impact:	26.60%
Lender servicing fee:	1.00%	Estimated return:	0.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1997	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	20y 7m
Amount delinquent:	$0	Revolving credit balance:	$710	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	BRJ1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	700-719 (May-2008)
Principal balance:	$680.71	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Car repairs
Purpose of loan:
This loan will be used to?help repair my vehicles?and do some plumbing repairs at my home.??

My financial situation:
I am a good candidate for this loan because?I have a good stable job which I have worked in the same department for?20.7 years and I am not looking to leave until retirement.?I have included my wifes monthly net income and expenses below. Thank you.

Monthly net income: $ 4326

Monthly expenses: $?3399
??Housing: $ 1880
??Insurance: $?125
??Car expenses: $ 60
??Utilities: $?355
??Phone, cable, internet: $?50
??Food, entertainment: $?400
??Clothing, household expenses $?200
??Credit cards and other loans: $?289
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$139.70

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	31%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,439	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1970cessna	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$1,359.09	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Fence/gates and debt inclusion
Purpose of loan:
This loan will be used to repair/improve my fence and gates and will also include paying off my current Prosper loan (($1,400.00)?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and my payment record on my current Prosper loan is evidence of that.

Monthly net income: $3,100.00?

Monthly expenses: $ 2,750.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,821	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loan-upholder1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing a remodeling job
Purpose of loan: I need to finish a home improvement job. I need a little extra cash to finish?it the way I would like and finish it on?time.

My financial situation:
I am a good candidate for this loan because I do?have a full time job and steady income.?

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $?1100
??Insurance: $?80
??Car expenses: $ 340
??Utilities: $?125
??Phone, cable, internet: $ 185
??Food, entertainment: $ 400
??Clothing, household expenses $50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,330	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	blue-priceless-dime	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
N.Y. WINE SHOP. HOLIDAY INVENTORY
Purpose of loan:
This loan will be used to purchase Holiday inventory. In the Wine & Liquor business Novenber and December are the two busiest months of the year. All? the major suppliers have great pricing on all the products needed for Thanksgiving & Christmas. I have been in this business myself for the last 35 years. My father had a retail Wine shop for over 30 years. He retired and sold it back in 1990. I opened my new store in November 2005. Business has been growing every year. I do need?extra cash?to purchase Holiday inventory to help fill up the store. In the wine business, the bigger the selection a store has, the more you sell !

My financial situation:
I am a good candidate for this loan because I know what sells in my neignboorhood. I know what kind of inventory to carry that will sell off the shelves fast.?

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2,600
??Insurance: $ 495.
??Car expenses: $ 388.
??Utilities: $ 325.
??Phone, cable, internet: $ 129.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 1550.?
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.75%	Starting borrower rate/APR:	19.75% / 22.24%	Starting monthly payment:	$55.55

Auction yield range:	8.29% - 18.75%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1994	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$71,817	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MITZI731	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	640-659 (Aug-2007)
Principal balance:	$524.20	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
maintanace on residential roof
Purpose of loan:?maintanace on residential roof

My financial situation:
I'm trying to avoid using credit cards. Loan payments made on time

Monthly net income: $ 4986.32

Monthly expenses: $
??Housing: $ 1008.00
??Insurance: $ 113.47
??Car expenses: $ 0.00
??Utilities: $ 214.63
??Phone, cable, internet: $ 42.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1989	Debt/Income ratio:	52%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$5,418	Revolving credit balance:	$2,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$1,962.20	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate Bills
Purpose of loan:
I?want to?consolidated the?bills we have incurred while my husband has been unemployed.??Please help?us improve?our credit score and make a difference in?our family's?financial future.??Thank you.

My financial situation:
I have tried very hard to keep up with our payments while my husband has been unemployed.??We had to go into foreclosure with our house recently because our lender would not work with us any longer.? We are trying to get everything back in order.? Our house is listed with a lender to try to sell before the foreclosure process goes through.? He just started a new job and we would like to be able to get our bills caught up and taken care of quickly.??My account is currently set up for automatic payment therefore it will never be late.??I have a good job and will make the payments and can guarantee that this loan will be repaid in full and hopefully we will be able to make extra payments on this loan to get it paid off quickly.

Monthly net income: $3000 - I also have a part-time job which brings in about $300 per month and I also have my husbands income as well.

All expenses below are shared with my spouse.
Monthly expenses: $
??Housing: $?1200
??Insurance: $ 199
??Car expenses: $?700
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2002	Debt/Income ratio:	34%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,355	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	fatson43	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	720-739 (Jun-2008) 700-719 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Re-invest in prosper again

My financial situation:
I am a good candidate for this loan because I pay my bills on time still.? I still have no deliquences. I have more?faith in prosper now?and?would like to increase my investment with prosper while still keeping my liquid assests available.

Monthly Net Income:?$3755? = $3125 (My income) + $630 (Wife's income)

Monthly Expenses:$3606
Housing: $757
Insurance: $145
Car Expenses: $1099? Breakdown is?$334 = Wachovia dealer services, $498 = SSFCU, 87=Yamaha $180= fuel
Utilities: $160
Phone, Internet: $175
Food, entertainment: $400 ($212 to time investment corp, for our food that is delivered by Town & Country foods inc.)
Clothing, household expenses: $100
Credit card: $280 Breakdown? $240 USbank(2.99% fixed balance transfer), $40 discover
Other expenses:?$250 ($100 bi-weekly into savings for just in case) and this prosper loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.29% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1988	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,224	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sun2one	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 74% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 7% )	640-659 (Sep-2009) 640-659 (Jul-2007)
Principal balance:	$328.41	1+ mo. late:	5 ( 19% )
Total payments billed:	27
Description
Cleo's Vet Bills
Purpose of loan:
I want to use this money to pay for my dog's vet bills.? She is in the hospital for the 2nd time this year.
My financial situation:
I have been working as a teaching assistant in a 3 year old exceptional child classroom for almost 2 years.? I also just started a part-time job at the mall.?
Monthly net income: $ 2600

Monthly expenses: $ 2033
??Housing: $ 1100???????
??Insurance: $?8
??Car expenses:?$60-gas; $185-payment; $80-insurance?
??Utilities: $ 150
??Phone, cable, internet: $ 70 (no cable)
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$214.19

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	17%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$897	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	paratroop_eltigre	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military PCS Move
Purpose of loan:We will use?this loan for two purposes related to our permanent change of station (PCS) move from Michigan to Oregon.? First,?we will use the liquidity for the actual expenses incurred with the PCS move.? Second,?due to the current real estate market we are renting our?home in Michigan?in lieu of selling.? This will require us to pay rent for two months while paying on our mortgage until our tenants can move in.??We will use this money to cover these payments during this transition.

My financial situation:I am a good candidate for this loan because as an Army Officer I?need to maintain?my credibility?as a public servant and citizen.? I also am required to submit to?periodic background investigations for my?security clearance.??I?can afford the monthly payments from this loan and will receive reimbursement for the out of pocket expenses incurred during this move.??I do have some credit issues dating back?between 2001 and 2003.? This was?due to some entrepreneurial endeavors after I left?active military service in 1999.I re-entered active duty in 2006 and have a solid track record of payments since 2003.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$228.68

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,852	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	safe-hope0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
To pay off some credit cards that are cut up in?little tiny?shreds!?

My financial situation is not the best but it is also not the worst. I'm a new home owner that would like to get out of credit card debt but I can not do that if I can only make min payments from 132$ to 25$ on 5 different cards. My interest rates are killing me. If I could just have one payment with a somewhat reasonable interest rate instead of 5 payments with 23% to 30% rates my money would be going to the principal not to interest and it would be make a big difference for me and my family. I just finished paying off 2 credit cards with my first time home buyer tax credit of 8000$ to make 7 credit cards down to 5 credit cards now. Thank you for your consideration!????

Monthly net income: ($3200.00 myself) ????($5250.00 with wife?s income)??

-Monthly expenses-??
Housing: $1234.68???
Car expenses: $249.73??
Utilities: $122.00?????????
Phone, cable, internet: $178.00?????
Food, entertainment: $200.00?????
Clothing, household expenses: $300.00 give or take??
Credit cards and other loans: $535 min payments only!?????
Other expenses: Student loans $94.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.29%	Starting borrower rate/APR:	10.29% / 12.40%	Starting monthly payment:	$162.02

Auction yield range:	8.29% - 8.29%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-magnificent-generosity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to buy used car?

My financial situation:
I am a good candidate for this loan because my credit score is over 800 and I always make my payments?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,663	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	commitment-prospector	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying used truck for business
Purpose of loan: This loan will be used to pull my trailer that I haul things on and get paid to do so.
This loan will be used to?

My financial situation: I am a good cantidate for this loan because I have plenty of expendable income to cover the payments, and had a 700+ credit score before trying traditional methods of lending,?whose credit inquiries?brought my score down.
I am a good candidate for this loan because?

Monthly net income: $3835

Monthly expenses: $
??Housing: $ 250
??Insurance: $0
??Car expenses: $0
??Utilities: $235
??Phone, cable, internet: $75
??Food, entertainment: $100
??Clothing, household expenses $30
??Credit cards and other loans: $25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2007	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$59	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mango501	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$1,776.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off citibank
Purpose of loan:
Hi there, my income is not great, but i live well within my means.? This loan will be used to pay off a $5000 citibank loan i made last year at 21%!! ugh... what was I thinking?? i thought i could pay it off right away, it still has some balance... $2732 as of today... hoping to get a much better rate here. thanks in advance for bidding and helping me out.? I can come up with about $800, so i'm asking for $2000 hoping to get a great rate.?

Monthly net income: $ 1863

Monthly expenses: $
??Housing: $555 including utilities (elec., water, internet, cable in shared house)
??Insurance: $60 car
??Car expenses: $ 70 gas
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 144 (to be paid off) + $104 (old prosper loan) + $35 (min cc due) = $283
??Other expenses: $ 100

total exp: about $1400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	150%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,879	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gagirl716	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 640-659 (Sep-2007) 640-659 (Aug-2007)
Principal balance:	$1,443.55	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off Credit Cards
Purpose of loan:
I was recently laid off and I am trying to consolidate my credit cards into one monthy payment.?

My financial situation:
I recently moved in with my sister to help eliminate my debt. I am?working a pt retail job while I draw unemployment.? I also do contract work when possible.? I have another?Prosper loan almost paid off and I am current on payments.?The $48.00 pending on my credit file history has been cleared.

Monthly net income: $ 2445.74

Monthly expenses: $
??Housing: $0.00
??Insurance: $ 0.00
??Car expenses: $ 646.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1981	Debt/Income ratio:	67%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,426	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-dreams8	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
retired and want to resale
Purpose of loan: I retired this year but want to purchas items for resale.
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
My wife has a good job and can pay all of the bills while I am getting started. I have a good repay record.
Monthly net income: $
15900
Monthly expenses: $ wife pays
??Housing: $
??Insurance: $ wife pays
??Car expenses: $ wife pays
??Utilities: $ wife pays
??Phone, cable, internet: $ wife pays
??Food, entertainment: $ wife pays
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,662	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tackshop	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Jul-2008) 620-639 (Mar-2008) 660-679 (Feb-2007)
Principal balance:	$752.99	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Second Loan - Second Store
Purpose of loan:
This loan will be used to?pay the remainder of a?Wells Fargo Loan ($450.00)??and?help with?second store expenses! I thought I would try Prosper again rather than go to a commercial bank for a loan.

Monthly income/expenses:?

Personal Income: $1,770 a month from 4?long time, part time jobs as a contract bookkeeper. My home expenses are about a month $1,400 which includes mortgage, utilities,?groceries, my current Prosper loan and two small low interest credit cards. I have horses so any excess funds are usually spent on them!

Business Income: Re-Ride Consignment Tack?Shop LLC,?is netting an average of $3,200.00 a month after consignor payouts. The store monthly expenses average $2,725.00 - $3,000.00 This amount includes rent, utilites, advertizing, truck payment, labor and insurance.?If there is any money left I will purchase some new supplies that just don't come in from consignors to sell. Our gross income in 2008 was $85,000.

The store is a total consignment tack shop located in the horse dense area of the Carolinas. We will be starting our 8th year in October. We have over 650 consignors and a huge inventory of equestrian items.

I have just recently gone from being a sole proprietor to become an LLC. I do have a late payment showing on my credit from M&T Bank.

I have opened a?second store in the Ocala, Fl horse country.?It is in a perfect?location and I have the perfect manager.??I have moved inventory from the first store to stock the second store so we wouldn't have to wait for the inventory to be consigned.

Please visit our website www.re-ride.com.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1997	Debt/Income ratio:	12%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,804	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-focused-return	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Heat and AC Unit
Purpose of loan:
This loan will be used to install a new heating unit in my house.? It went out last Thursday.? The unit and installation will be 2800.00.? I have the 800.00 but need the 2000.00.? They require payment once the unit is installed.?

My financial situation:
I am a good candidate for this loan because I work for a bank.? I plan on paying this loan of by March 2010.? I am very responsible with my credit and working to pay off all debit by the end of next year.? I make all my payments on time.? I have also applied for a part time job to help pay for this and for paying off all other debt.? I have owned the same home for 11 years and have never missed or been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,475	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	5
Screen name:	the-wealth-seeker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-559 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation-Prosper Success
Purpose of loan:
This loan will be used to??
Consolidate into one monthly payment. Previous Prosper loan paid off successfully & early!?

My financial situation:
I am a good candidate for this loan because?
Although my credit score is not where I would like it to be, I have never missed a car payment, rent payment, utility payment, etc.?I keep my expenses in check and am very aware of where every penny goes. Prosper helped me get the cushion I needed to get through a rough patch last time, this one is to continue on the right path & get to total debt elimination. Past year has been kind - income has gone up, moved into a new place w/ option to purchase, working a second job part-time that has very lucrative potential. ?

Monthly net income: $ 3500.00????

Monthly expenses: $
??Housing: $ 1250.00
??Insurance: $ 100.00
??Car expenses: $ 100.00?
??Utilities: $ 100.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00?
??Other expenses: $ 50
? Prosper Loan Payment:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$384.89

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1999	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,402	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	dime-vista5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?
Consolidate some of my debt.
My financial situation:
I am a good candidate for this loan because?
I am a full time employee and have been at the same job for the past ten years. I have never been late on a payment.
Monthly net income: $
Approximately $2,200.00
Monthly expenses: $
??Housing: $662.00 However the mortgage payment is paid by someone other than me.
??Insurance: $ 118.00
??Car expenses: $ 360.00
??Utilities: $ I do not pay utilities
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 657.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	35%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,749	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spark917	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with car
Purpose of loan:
This loan will be used to repair our 2002 Ford Escort. We are newlyweds and don't want to incur a new car loan, but would rather make the repairs on our car. The total amount of the repairs for the struts, tie rod, brakes,?speed sensor, alignment, and new tires is $1,350. It's a fuel-efficient car, and we don't want to?lose it?if we don't have to. Please help if you can.

My financial situation:
I am a good candidate for this loan because we pay all of our loans on time, we?are both graduates of Michigan State University, and we both have?solid jobs.

Monthly net income: $ 4,250 for both of us.

Monthly expenses: $ 3,510
??Housing: $ 1330
??Insurance: $ 167
??Car expenses: $ 279
??Utilities: $?100
??Phone, cable, internet: $ 134
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $?600
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	11.29% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	45%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,975	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	liberty-mammal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards.
Purpose of loan:
This loan will be used to? I am just wanted to simplify some debt.

My financial situation:
I am a good candidate for this loan because? I have worked in the same field for over twenty years and have been at my current address and job for four years.

Monthly net income: $ 5025

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 71
??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$42,272	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-werewolf	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying extra bill for job
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

i am getting a house ready for someone im very reliable on everything i do just need a little extra money right now to boost my business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$538.87

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1980	Debt/Income ratio:	15%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,190	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nickel-eclipse	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Landscaping and Water System
Purpose of loan:
This loan will be used?for water system improvements and new landscaping.?I will?pay off a credit line that was used to install a new well water system, pump and water holding tank alarm.? The remaining funds will be used to landscape my yards.

My financial situation:
I am a good candidate for this loan because I have had?credit for over 25 years and never had a single late payment or blemish on my credit.? I am a conservative user of credit.? Only two of my credit accounts have a balance.? One of the accounts with a balance is?Sears.? I do not want to payoff the Sears?account because I am paying zero interest until August 2010 and I will have the balance paid off prior to then.? With the loan funds, I want to pay off the credit line because it is variable and?a loan throught Prosper will be a fixed rate.? Another plus is that my employment history is very stable.? I have been employed with the same employer for over 16 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$193.65

Auction yield range:	8.29% - 22.04%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	136%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,905	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-discrete-return	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards
Purpose of loan:
This loan will be used to? help pay off credit cards with high interest rates!

My financial situation:
I am a good candidate for this loan because?I pay on time and am very motivated to pay off loans!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1988	Debt/Income ratio:	58%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$91,866	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-repayment-tower	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory to meet customer demand
Purpose of loan: To purchase inventory to meet the demand of our customers.

My financial situation:

I am a?good candidate for this loan for many reasons. To name a few, please see below.??

We have?

*Made a profit since the first year in business.
?*A ten year business plan, we know where we are going and how to get there.
*Expanding store to internet this year to increase sales, and make shopping more convenient for customers.
*Been nominated by one of Oklahoma?s most influential magazines, as ?Tulsa?s Best Women?s Store?
*Excellent Management
*Well trained team of sales people ? employees must become certified, and go thru extensive training to work here, but they love it and feel like they are part of this business.
*Are very aggressive and creative with marketing to stay competitive in our market.
*Research our products actively and know trends, and what women want.
*Over 15 years in accounting, we know how to read and react to financial statements.
That should get us started.

We need you to believe in us, we do, our customers do, and now I hope you do.??

Thank you for your time!

Monthly net income: Company Sales $40,000?- Net?Profit - $5,000?

Monthly expenses: $?7022??
? Housing: $ 561
??Insurance: $ 200
??Car expenses: $ 261
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2500
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$424.46

Auction yield range:	17.29% - 28.99%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,383	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	heroic-listing0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a handle on my debt
Purpose of loan:
This loan will be used to?pay off debt as I am coming into wrok in January 2010 that will allow us to get on top of our debt and bills.?

My financial situation:
I am a good candidate for this loan because? I have never defaulted on a loan and pay all of my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2004	Debt/Income ratio:	8%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,924	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mercat104	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$515.22	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards completely.

My financial situation:
I am a good candidate for this loan because I am a successful art teacher in central Ilinois with steady income. I have never missed a credit card payment and I always pay more than the minimum payment. This loan will help me pay off my bills completely and allow me to start putting more money into savings.

Monthly net income: Currently I bring approximately $1600 a month.

Monthly expenses: Around?$535
??Car expenses:?$160 (gas)
??Phone, cable, internet:?$100?
??Food, entertainment: $75
??Clothing, household expenses: N/A - I am on a restricted budget right now, no shopping.
??Credit cards and other loans: $200?
??Other expenses: N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	9y 1m
Amount delinquent:	$524	Revolving credit balance:	$12,477	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chelle137	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$1,078.08	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Taking charge
Purpose of loan:
Get rid of credit cards with high interest!

My financial situation:
I am a good candidate because I am a very responsible, hard working, ?and good person. I love my job, I never miss work,?and I just simply want to be free of?debt.?

Monthly net income: $ 1424

Monthly expenses: below are expenses I am responsible for own my own $
??Housing: $?
??Insurance: $600.00
??Car expenses: $50.00
??Utilities: $
??Phone, cable, internet: $200.00
??Food, entertainment: $150.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$82.00

Auction yield range:	11.29% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,883	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bizyhusbandnfather	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 660-679 (Jul-2009) 660-679 (Sep-2008) 640-659 (Aug-2008)
Principal balance:	$2,087.52	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying of debt from my wedding :)
Purpose of loan:

This loan will be used to? The purpose of this loan is the same as the previous loan and hence I'm leaving that description with a few small changes.
Pay off debt adquired?getting married and bringing my wife to the USA.? We have now added a new member to the family as you can see in the picture. I just want to pay off my current prosper loan at a little lower interest rate. You should see that I've had a great payment history and my credit rating should be higher. I have never not paid a debt :)
My wife is from Peru. I?m madly in love with her. The debt I acquired from the marriage was not for some outrageous party or any elegant luncheon. ?It was for our lovely immigration process and a last minute plane ticket because INS and USCIS do not give any advanced notice of when someone will be approved or disapproved for a Visa.

My financial situation:
I am a good candidate for this loan because? I'm very responsible and have never, not paid a debt. Even in moments where the rest of the world would have declared bankruptcy I've still followed through. I am currently making double and triple payments on my debts but would like to have a lower interest rate. When you look at the numbers below to calculate risk there are a few things that need to be taken into consideration apart from those number. What you see there is my monetary compensation. However my work contract does have other compensation with great value that is not paid out to me in the form of a check. I also use an apartment that values $520 a month , utilities that value $200 per month, family health and dental insurance? with premiums of $950 a month,. None of this is deducted from my pay. It is all in addition to the numbers you see below as well as a $60 per month cell phone reimbursement.? I also have an IRA that actually values the same $3000 that I owe. However I have to quit my job to use it without large penalties. So the actual annual earnings with everything included equal a value of just under $55,000per year. Do keep this into consideration when considering to bid on my loan.

Monthly net income: $ 3183.00 including monthly bonuses

Monthly expenses: $ 1231.00

??Housing: $
??Insurance: $
??Car expenses: $?300 fuel
??Utilities: $
??Phone, cable, internet: $?130
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $?237
??Other expenses: $ 100 per month payments on medical for birth of baby
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	9%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,962	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	market-boots	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all of my credit card debt.? I have a good credit score but I think I can get a better interest rate than APR%.?

My financial situation:
I am a good candidate for this loan because I am a web designer with a full-time job with benefits.? I have been gainfully employed ever since I graduated college in 2007.? My house was recently burglarized and my laptop, television, and XBOX were all stolen in the process.? I had renter's insurance and should get most of it back but for now, I feel like this would be a better option than just loading up credit cards again.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$156.93

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	24%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,034	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coin-tulip7	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating several bills into on
Purpose of loan:
This loan will be used to consolidate two bills

My financial situation:
I am a good candidate for this loan because I make my payments ontime and have a good job with excellent income.???

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 1738
??Insurance: $ wife pays
??Car expenses: $ 695
??Utilities: $ wife pays?
??Phone, cable, internet: $ company pays
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ hopfully all this will be on one bill if I get this loan
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$124.30

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	2%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$314	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fortress4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family car project - 65 Mustang
Purpose of loan:
This loan will be used to make some upgrades and repairs on the car.? My son and I are going to do the work together and my daughter may help some also.? We love to do these kinds of projects together to bond.? We also enjoy taking the car to local shows.

My financial situation:
I am a good candidate for this loan because I have a secure job with a company that has been in business for over 30 years.? I am also in a field (Information Technology) that is doing well even with the economy in the shape it is in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1984	Debt/Income ratio:	22%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	24y 9m
Amount delinquent:	$1,494	Revolving credit balance:	$10,160	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	crollins	Borrower's state:	WestVirginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (May-2009) 620-639 (Apr-2008) 620-639 (Mar-2008) 640-659 (Aug-2007)
Principal balance:	$1,148.92	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Emergency! I need a new roof now!
Purpose of loan:
This loan is for a new roof, windows and plaster repairs to our home.

My financial situation:
I am a full time educator and with my husband, we have a combined income of around $70,000.? I have paid every month on time with my first loan and will do so with this loan.? We would like to update the home to get it ready to sell in?2 years.?

Monthly net income: $ 5000
Monthly expenses: $
??Housing: $?700
??Insurance:?Paid in housing expense
??Car expenses: $?200??
??Utilities: $ 300
??Phone, cable, internet: $60
??Food, entertainment: $?100
??Clothing, household expenses $100
??Credit cards and other loans: $ 152
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$134.78

Auction yield range:	8.29% - 12.00%	Estimated loss impact:	8.26%
Lender servicing fee:	1.00%	Estimated return:	3.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	24%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$40,407	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	transparent-note0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off big interest cards
Purpose of loan:
This loan will be used to payoff some high interest credit cards.? As the banking crisis hit interest rates spiked and are making paying off the loans feel impossible.? I had an opportunity to get a personal loan but decided to wait, then the credit crunch hit!? Rates increased and so did payments.

My financial situation:
I am a good candidate for this loan because I am able to pay my bills but want to escape the high interest rates that extend the payoff period and force me to pay high interest.? Before the credit crunch/banking crisis I was paying $150-200/month extra on my mortgage and had an emergency fund building up.? Now the increased rates and payments are not allowing me to save for emergencies.? If I can pay the high-interest payments Iwill be able to pay monthly payments on a better loan rate without a problem.? I have been employed in the same field and same employer for 13+ years and have a stable income.

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$830.84

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1992	Debt/Income ratio:	8%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$92,292	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	professional-investment8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Domain Name Investment
Purpose of loan:
This loan will be used to acquire domain names with traffic for monetization

My financial situation:
I am a good candidate for this loan because the investment is for a proven business we have been doing for the last 4 yrs, I have rock solid credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	15y 8m
Amount delinquent:	$432	Revolving credit balance:	$29,440	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	self-reliant-hope	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need help for the holiday season
Purpose of loan:
This loan will be used to?
This loan will help me get thru the winter season because business gets slow around this this time of year.
My financial situation:
I am a good candidate for this loan because?
I've never had any problems paying back loans, Its just hard these days because of the frozen credit market.
Monthly net income: $
7000
Monthly expenses: $
??Housing: $ 2000????????
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2002	Debt/Income ratio:	2%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	1 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	6y 8m
Amount delinquent:	$1,013	Revolving credit balance:	$509	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joehoble	Borrower's state:	Florida	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,025.00	< mo. late:	0 ( 0% )	600-619 (Oct-2009) 640-659 (Oct-2008) 600-619 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Christmas Help Needed Please
Thank you for taking the time to view my 2nd loan listing with prosper.com. I greatly appreciated the last time you all showed faith in my ability in the repayment of a loan. It is that time again and Christmas is getting near and unfortunatly money is tight yet again. To remind you all, I have lived in Jacksonville, FL since 1997. As you can tell from my name I am an immigrant but I have lived in the United States since the age of 5 and as of October 15, 2009 I have become an American citizen. When I turned 18 I joined the Navy where I earned a living as a diesel mechanic. I was in the Navy for a little over 10 years at which time I decided to become a civilian again. I came to Jacksonville, FL because my ex-wife's (who I was still married to at the time) family lived here. I continued my living first as a car mechanic for a short stint but soon realized that my gifts were working as a diesel mechanic. So till this day this is what I do. I have always tried to have nice Christmas?s for many years for my son, but starting 5 years ago, money began to be very tight and gifts have been very short. 4 years ago I took out my first loan at prosper.com. Now I am going into another Christmas where funds have been short again even more so and I am having a very hard time finding the funds for a nice Christmas this year. Some time ago I was listening to a radio talk show host and he started talking about Prosper.com and after investigating the site myself I made the decision to give it a shot. That was almost 4 years ago when I took out my first loan and that loan was paid off early in full. I am looking for another small loan. I have every intention to pay off this loan if I am funded. About a year ago I promised myself that I would pay off all my un-neccessary extra bills and I am happy to say that I have finally did it. Here are my current expenditures for your information

Monthly Income ??? ? ???? ??? $2695
Mortgage ???? ???? ???? ???? ????? $1033
Utilities????????????????????????????? $ 210
Car Insurance?????? ?? ????????? $ 80
Grocery and Misc? .?????????? $ 380
Child Support?? ??? ??? ? ??? ?? $ 615
Misc. Funds? ? ? ? ? ???????????? $ 377

Thank you for taking a look and please help.

Legend:= Winning
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$149.28

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$346	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	balance-base	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off home repairs
Purpose of loan:
This loan will be used to? Pay off certain bills acquired unexpectaedly for home repairs

My financial situation:
I am a good candidate for this loan because?I pay?my bills in a timely manner?

Monthly net income: $ 2720

Monthly expenses: $?
??Housing: $ 971
??Insurance: $ 52
??Car expenses: $ 0
??Utilities: $ 78?- 80
??Phone, cable, internet: $ 86.00
??Food, entertainment: $?100.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 25.00 min payment
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.77%	Starting monthly payment:	$49.31

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2002	Debt/Income ratio:	40%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,560	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	top-thoughtful-exchange	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with credit card debt
Purpose of loan:
This loan will be used to pay off one of my two credit cards, of which the entire balance came from moving expenses (home basics, furniture, etc.).

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, I have never been an extravagant spender, and financial freedom is a top priority in my life.

Monthly net income: $ 2,100

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 375
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 250
??Other expenses: $ 20.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.79%	Starting borrower rate/APR:	24.79% / 27.09%	Starting monthly payment:	$198.24

Auction yield range:	8.29% - 23.79%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1993	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,567	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	intrepid-agreement2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	10y 2m
Amount delinquent:	$315	Revolving credit balance:	$805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 660-679 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New adventures
Purpose of loan:
This loan will be used to start over for 2010.

My financial situation:

I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made early payments on occasions.? I have 3 credit cards with apr's over 29%.?They were at 12% for the last 1 1/2 years but all of sudden the company raised them again.? I am not late on any of my payments.??I have a student loan and 2 other items on my credit report I would like to clear.??I Promise to pay back?all the funds that are given to me. I just want to be current and fresh?for the New Year.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $
??Insurance: $ 350.00 (cars)
??Car expenses: $ 470.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 350.00
??Credit cards and other loans: $1800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	progressive-point	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing College
Purpose of loan:
This loan will be used to pay for school for my last 6 months of Bible college. I want to live a life of helping people and allowing them to better themselves after I graduate. I plan to be a pastor or a Christian counselor.

My financial situation:
I am a good candidate for this loan because I have a good credit standing. I have NEVER had a late payment. I have a job at a church as a custodian that I have worked at for over 3 years. I am a responsible and conscientious person. I am good at meeting deadlines. I will be able to pay back this loan with no problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,976	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	vbguy76	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
Me and my g.f. bought a house a year ago and we just had our first baby. We are looking to make some improvements to the house like redo the patio so the baby can have a place to play outside. We also want to update the bathroom since the current tub old and faded and the tile is falling out. I have been current for the past 3 years on all my bill and I have not been late at all on my house payments. I know have made mistakes in the past but?I was very young and I have learned from my them and want to continue to build my credit.? Will be used for:Patio:1200Bathroom: 1800

My financial situation:I have a stable job for over 11 years going on 12 with the same company. I have had no delinquencies and my accounts have been current for over 3 years. I have worked very hard within that time frame so I could purchase my home. My wife pays the utilities and my only other expense aside from the mortgage is the cell phone and my credit card bills. My net income minus my monthly expenses leaves me $1000.00 so I can pay for my loan.
Monthly net income: $ 3164

My Monthly expenses: $
??Housing: $ 1555.00
??Insurance: $ included in house payment
? Food, entertainment: $ 100
??Credit cards and other loans: $ 300
??Other expenses (Cell Phone): $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,417	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-739 (Sep-2009) 700-719 (Aug-2009) 640-659 (Nov-2007)
Principal balance:	$2,059.96	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
DENTAL WORK
Purpose of loan:
This loan will be used to? GET DENTAL WORK DONE, THAT I HAVE PUT OFF FOR YEARS, I HAVE 3 DAUGHTERS AND HAVE SPENT OVER 20,000 OVER THE YEARS GETTING BRACES AND SO FORTH, FOR THEM.? THATS WHY I NEED SO MUCH WORK DONE, ALWAYS PUTTING MINE OFF SO THE KIDS COULD HAVE NICE TEETH,? IF YOU HAVE KIDS IM SURE YOU UNDERSTAND WHAT IM SAYING. IM AT THE POINT NOW TO WHERE THERES NO PUTTING IT OFF, IF YOU COULD HELP I WILL ASSURE YOU YOUR LOAN IS SAFE.? THE REST IS UP TO YOU!???????????????THANK YOU FOR? YOUR HELP.

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB , I PAY MY BILLS ON TIME ALL THE TIME. I AM A CREDIT NUT, I MONITOR MY CREDIT 3 TIMES A WEEK . MY CREDIT SCORE IS NOW A 740.? I HATE GOING TO BANKS , I LOVE THE CONVIENCE OF THIS SERVICE. THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1985	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	24y 11m
Amount delinquent:	$99	Revolving credit balance:	$89,045	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-breeze	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt, home repairs
Purpose of loan:
This loan will be used to? pay off debt, and some minor home repairs

My financial situation:
I am a good candidate for this loan because? I pay my bills on time.? I have solid employment

Monthly net income: $ Is variable, but averages about $17.5K a month

Monthly expenses: $
??Housing: $ 6250???
??Insurance: $ 400
??Car expenses: $ 1250?
??Utilities: $?650
??Phone, cable, internet: $ 350
??Food, entertainment: $ 1600?
??Clothing, household expenses $ 1500
??Credit cards and other loans: $ 2750
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,225.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$96.29

Auction yield range:	11.29% - 29.50%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1988	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,802	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	courteous-repayment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt reduction plan in progress
Purpose of loan:
This loan will be used to pay off?my credit card debt, reduce my total debt and prepare to send my daughter to college.

My financial situation:
I am a good candidate for this loan because a have a steady income and will even?work extra side jobs as time allows to generate?more income.? I recently?bounced back from a?personal and financial disaster loss of a 12 yr career, and divorce.??I?have reestablished myself with a great job, new home, and a stable and loving environment.??I have had no late?or missed payments in over?5 years.? I have put myself on a debt reduction plan and?have decreased my total debt?load by 15% since January 2009, even with?co-signing?for my daughters car.? She receives $1200 a month SSI for her?deceased father and I felt she deserved a dependable car, that will be the?$8800 loan from?GMCU you see on my credit report although I didn't include that debt in the list below since the payment for it and her insurance I take directly from those SSI funds.?? ? A year ago?my?credit?scores were still so bad that I had to barrow from?places like Amer General and Personal Finance,?places?which charge over 30%?for secured even more for?unsecured loans.??In order to make?ends meet sometimes I had?would take?internet loans that charged over?80% interest, Quick Click and Bank of Delaware.? I made it through those times and paid everyone on time and most off early.? ? I am a good candidate for your?consideration.? I?have a debt plan and I'm working on it.??My daughter is headed for College in another year and?at my income it's all out of pocket.? The ability to consolidate this debt will help me speed up my debt reduction plan and realize my?dreams faster.? I am?a dependable, honest, hardworking single mother and I?know with your help I?can make this work.? Thank you for your consideration.? Please feel free to ask for any?questions or for verification of any of these facts.? I appreciate this forum.??
Monthly net income: $ 3872.00

Monthly expenses: $
??Housing: $ 1099.24 including escrow for tax and?insurance,?(My new house?has received a 10 yr tax abatement therefore this payment will be reduced by $250 a?? month as of today 11/17/2009) Yippy??
??Insurance: $ 240.00?auto and life, ADD?
??Car expenses: $ 100.00 gas
??Utilities: $ 150.00 on budget billing
??Phone, cable, Internet: $ 250.00
??Food, entertainment: $ 450.00 including pet and household?supplies
??Clothing, household expenses $
??Credit cards and other loans: $ 381.00 for my?auto loan?+ 338.00 in CC payments
?? 401K Savings 10% 524.00??
?? Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,077	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	durability-tremolo2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great American Pool Care
Purpose of loan:
This loan will be used to by new materials for new coming contracts.

My financial situation:
I am a good candidate for this loan because I do have new accounts(clients)?every month, we do have a marketing firm dedicated for only our services, so we have no problem with finding new client,?we have existing and monthly paying clients, I?do not have a large overhead for the business rather than the salaries, my employees (24 employees) are hired as an contractor so I do not have to give them salary per week or per month, all salaries are based on per project, we have all tools and equipment ready at all the?time,?as we do clean and maintain commercial pools?we also have residential pool division.

Monthly net income: $ 8,500.00

Monthly expenses: $?7,500.00
??Housing: $ 2525
??Insurance: $ 300
??Car expenses: $ 800
??Utilities: $ 190
??Phone, cable, internet: $ 75
??Food, entertainment: $?800
??Clothing, household expenses $ 450
??Credit cards and other loans: $ 1500
??Other expenses: $ 450
Information in the Description is not verified.